UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2016

First Priority Tax Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-199336	46-5250836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 N. Main Street, Suite 200A, Dayton, Ohio	45402
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (859) 268-6264

________________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On May 5, 2016, we terminated Li and Company, PC, as our independent registered public accounting firm. Li and Company audited our financial statements for the fiscal year ended June 30, 2015. We retained the firm RBSM LLP as our new independent registered public accounting firm on May 5, 2016. RBSM LLP is located at 805 Third Avenue, New York, New York 10022.

The appointment of RBSM LLP was recommended and approved by our board of directors. During our two most recent fiscal years, and the subsequent interim period prior to May 5, 2016, we did not consult RBSM LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Li and Company's report on our financial statements for each of the past two fiscal years ended June 30, 2014 and 2015, did not contain any adverse opinion or disclaimer of opinion and was not qualified as audit scope or accounting principles.

During the two most recent fiscal years ended June 30, 2014 and 2015, and the interim period from the date of the last audited financial statements to May 5, 2016, (i) there were no disagreements between us and Li and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Li and Company, would have caused Li and Company to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events," as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The decision to replace Li and Company was not the result of any disagreement between us and Li and Company on any matter of accounting principle or practice, financial statement disclosure or audit procedure.

We furnished Li and Company with a copy of this report prior to filing this report with the SEC. We also requested that Li and Company a letter addressed to the SEC stating whether it agrees with the statements made in this report. A copy of Li and Company's letter to the SEC is filed with this report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this report.

16.1	Letter from Li and Company, PC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY TAX SOLUTIONS INC.

Date: May 5, 2016	By:	/s/ Michael Heitz
	Name:	Michael Heitz
	Title:	President and Chairman of the Board